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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): 3-28-06
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                                TX Holdings Inc.
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             (Exact name of registrant as specified in its charter)

Georgia                               000-32335                  58-2558702
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

       1602 Alton Rd. # 487, Miami Beach, FL                       33139
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  305-420-6781
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item-5.02A- Appointment of Principal Officers
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TX Holdings, Inc. (TXHG) is very pleased to welcome to our Board of Directors
Mr. Douglas Hewitt of Hewitt Energy Group; and Mr. Bobby Fellers of The Masada Oil and Gas Companies.

Mr. Hewitt has eighteen years experience in building corporate value and profitability in the Energy and Technology Sectors, as well as being CEO of the Hewitt Energy Group, for the last four years. Hewitt Energy
Group is a privately held Exploration and Production company. Mr. Hewitt also founded The Luxul Energy Group, HEGCO Canada, Inc., a publicly traded Oil and Gas acquisition and development company; Nemaha Services, a field services and pipeline construction company, and was President of New Century Petroleum.

Mr. Fellers has twenty-six years experience in the Oil and Gas Industry. He has worked in Field Operations for various oil and gas companies throughout the United States and offshore; and has built the Masada Family of Oil and Energy Companies of which he is the Principal. The Masada Companies focus is on the acquisition and development of oil properties in Texas.

Item-5.02B- Appointment of Chief Financial Officer
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TX Holdings is also very happy to announce that Mr. Mike Cederstrom has agreed to join us as our Interim Chief Financial Officer. Mr. Cederstrom earned degrees from both Brigham Young University and The University of Utah, from which he graduated with an honors degree in Finance. He also earned his MBA from Southwestern University, graduating with Honors and obtaining a Juris Doctor Degree. Mr Cederstrom has experience listing companies on both NASDAQ and the Alberta Stock Exchange. Mr Cederstrom has been practicing law for twenty-five years and has also been serving as Chief Financial Officer to various corporations, both domestic and international since 1997.

Item-5.02C- Departure of Director or Principal Officer
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TX Holdings, Inc. announces that effective March 17th, 2006 Daren Bloom resigned from all his positions with the Company and its subsidiaries, including, but without limitation, Director, Secretary/Treasurer and Chief Financial Officer. The Employment Agreement was terminated in connection with Mr. Bloom's resignation in order that he might pursue other opportunities. As part of the Termination Mr. Bloom will surrender to the registrant 1,000,000 of the 2,000,000 shares he received as compensation pursuant to the Employment Agreement.

Item-9.01 Financial Statements and Exhibits
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Exhibit 99.1        Press release dated March 28th, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2006



                                  By: /s/ Mark Neuhaus
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                                      Mark Neuhaus, President and Chairman




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